UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF EARLIEST REPORTED EVENT - FEBRUARY 1, 2005

                          VOORHEES ACQUISITION CORP.
            (Exact name of Registrant as specified in its charter)

            DELAWARE                 000-51045                NONE
 (State or other jurisdiction of    (Commission           (IRS Employer
         incorporation)             File Number)      Identification Number)

                         c/o S.W. Consulting Co., Inc.
                             One Old Country Road
                             Carle Place, NY 11514
                   (Address of principal executive offices)

                                (516) 632-7199
             (Registrant's telephone number, including area code)

                          2000 Hamilton Street, #520
                          Philadelphia, PA 19130-3883
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|   Pre-commencement  communications  pursuant  to  Rule  14d-2(b) under  the
Exchange Act

|_|   Pre-commencement  communications  pursuant  to  Rule 13e-4(c)  under  the
Exchange Act

ITEM 5.01: CHANGES IN CONTROL OF REGISTRANT.

On February 1, 2005, 11,480,000 shares of common stock of Voorhees Acquisition Corp. (the "Company") were sold by William Tay to S.W. Consulting Co., Inc. S.W. Consulting Co., Inc. purchased these shares pursuant to a Share Purchase Agreement dated as of February 1, 2005. S.W. Consulting Co., Inc. paid $55,000 for all of the issued and outstanding shares held by William Tay. These 11,480,000 shares constitute all of the issued and outstanding common shares of the Company.

The source of the funds used for the purchase of these shares was the general operating funds of S.W. Consulting Co., Inc.

S.W. Consulting Co., Inc. currently owns all of the issued and outstanding shares of the Company.

There are no agreements between S.W. Consulting Co., Inc. and William Tay which contemplate any continued involvement by William Tay as an employee, officer or director of the Company.

In connection with this change in control, the Company's new mailing address will be: c/o S.W. Consulting Co., Inc., 1 Old Country Road, Carle Place, NY 11514.

ITEM 5.02: DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

In connection with the Share Purchase Agreement referenced in Item 5.01 above, William Tay, the Company's Director and the sole Officer, appointed Mr. Phillip
E. Zegarelli as an additional Director. Immediately after such appointment, Mr. Tay tendered his resignation, which the Company then accepted, leaving Mr. Zegarelli to serve as the Company's sole Officer and Director.

Mr. Tay's resignation was in no way connected to a disagreement with the Company regarding operations, policies or practices.

ITEM 9.01:  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------      -----------
1.1          Agreement for the Purchase of Common Stock dated as of February
             1, 2005, by and between S.W. Consulting Co., Inc. and William Tay.

99.1         Director Resolutions

99.2         William Tay's Resignation Letter

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Voorhees Acquisition Corp. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          VOORHEES ACQUISITION CORP.



Dated as of: February 1, 2005             By: /s/ Phillip E. Zegarelli
                                              ---------------------------------
                                          Name: Phillip E. Zegarelli
                                          Title: Director and President